UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):
                      November 14, 2003 (November 14, 2003)

                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                          0-21419              25-2753988
(State or Other Jurisdiction       (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1010 Northern Boulevard
                           Great Neck, New York 11021

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 829-4343

                         Index to Current Report on Form
                          8-K of clickNsettle.com, Inc.
                                November 14, 2003

Item                                                                        Page
----                                                                        ----

Item 12     Disclosure of Results of Operations and Financial Condition      3

Item 99.1   Exhibits                                                         3

            Signatures                                                       4

Item 12. Disclosure of Results of Operations and Financial Condition

On November 14, 2003, clickNsettle.com, Inc. ("the Company") announced its revenues and results for the first fiscal quarter ended September 30, 2003. The announcement and attachment are included in Exhibit 99.1.

                  Exhibit List

Exhibit Number    Description
--------------    -----------

99.1 Press release announcing the Company's revenues and results for the first fiscal quarter ended September 30, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                           clickNsettle.com, Inc.


                           By: /s/ Roy Israel

                           Name:  Roy Israel
                           Title: Chief Executive Officer and President


                           By: /s/ Patricia Giuliani-Rheaume

                           Name:  Patricia Giuliani-Rheaume
                           Title: Chief Financial Officer and Vice President

Date: November 14, 2003